EXHIBIT  23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use in this Registration Statement on Form SB-2 of our report dated August 8, 2001, relating to the financial statements of Mass Megawatts Power, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.




Pender  Newkirk  &  Company
Certified  Public  Accountants
Tampa,  Florida
August  23,  2001


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